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                                                                EXHIBIT 10(q)(3)

                                SECOND AMENDMENT

                                     TO THE

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN

         The Peoples Heritage Financial Group, Inc. Thrift Incentive Plan (the "Plan") was last amended and restated effective generally January 1, 1989, and further amended by a First Amendment effective as of the same date. The Plan is hereby further amended in the following respects:

         1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

         2. Section 1.3(c) is hereby amended to read as follows, effective as of the adoption date of this Second Amendment:

                  (c) In lieu of a joint and survivor annuity under Paragraph (b)(1), a married Participant may elect to receive a single life annuity, a ten year certain and continuous life annuity or a 50% joint and survivor annuity with another individual as joint annuitant if the Participant's spouse consents to such election. Such election may be made, with spousal consent, during the ninety-day period ending on the first day of the first period for which an amount is paid as an Annuity ("annuity starting date"), provided, however, that (1) if the written explanation required by
                           Section 417(a)(3) of the Code has not been furnished to the Participant at least thirty days before the annuity starting date, the election period will be extended, if necessary, to include the thirty-day period following the date on which such information is furnished to the Participant, and (2) if the Participant requests additional information described in Treasury Regulation Section 1.401(a)-11(c)(3)(iii), the election period shall be extended, if necessary, to include the thirty-day period following the day on which such additional information is personally delivered or mailed to the Participant.

                           Notwithstanding the foregoing to the contrary, if a Participant, after receiving the written explanation required by Section 417(a)(3) of the Code, affirmatively elects a form of distribution, with spousal consent, an Annuity may commence no less than seven days after the date such written explanation was given, provided the Plan Administrator has informed such Participant, in writing, of his right to a period of at least thirty days to make such election.
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                           For purposes of this Paragraph (c):

                           (1) any consent by the Participant's spouse to waive rights to survivor benefits under a joint and survivor annuity must be in writing, must acknowledge the effect of such waiver and must be witnessed by a notary public;

                           (2) subject to the spousal consent requirement above, the Participant may change an election under this Paragraph (c) at any time and any number of times before the annuity starting date, in the form and the manner required by the Plan Administrator from time to time; and

                           (3) the Participant's spouse may not revoke consent to a specific waiver of a joint and survivor form of benefit.

         3.       Section 1.43 is hereby amended to read as follows:

                  1.43 Valuation Date. For any Plan Year, the last day of each Calendar Quarter and such additional dates as the Plan Administrator may designate.

         4. Section 1.45 is hereby amended by adding the following new paragraph
(d) at the end thereof, effective October 1, 1995:

                  (d) All Years of Service with Mid Maine Savings Bank, FSB prior to the date on which such bank was acquired by the Company, and all Years of Service with North Conway Bank prior to the date on which such bank was acquired by the Company, shall be recognized for participation and vesting purposes under this Plan.

         5. Article 2 is hereby amended by adding a new Section 2.4 to read as follows:

                  "2.4 Special Participation Rules. Effective August 1, 1994, each Employee who was previously employed by Mid Maine Savings Bank, FSB, immediately prior to the date on which such bank was acquired by the Company, shall be eligible to participate in the Plan as of the later of August 1, 1994, or the first day of the Calendar Quarter coincident with or next following completion of a Year of Service, provided that a Participation Agreement has been filed with the Plan Administrator by the fifteenth day of the month immediately preceding such Calendar Quarter. Effective July 1, 1995, each Employee who was previously employed by North Conway Bank, immediately prior to the date on which such bank was acquired by the Company, shall be eligible to participate in the Plan as of the later of July 1, 1995, or the first day of the Calendar Quarter coincident with or next following completion of a Year of Service, provided that a Participation Agreement has been filed with the

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         Plan Administrator by the fifteenth day of the month immediately preceding such Calendar Quarter. For purposes of determining whether an Employee described in this Section has completed a Year of Service, his service with Mid Maine Savings Bank or North Conway Bank shall be taken into account."

         6. Section 5.1 is hereby amended to read as follows, effective October 1, 1995:

                  5.1 Investment Funds. The Trustee shall establish a Company Stock Fund and one or more other Investment Funds as the Plan Administrator shall from time to time direct. Each Investment Fund, other than the Company Stock Fund, shall be invested, as the Plan Administrator shall direct:

                           (a)      at the discretion of the Trustee in
                                    accordance with such investment guidelines and objectives as may be established by the Plan Administrator for such Investment Fund;

                           (b) at the discretion of a duly appointed Investment Manager in accordance with such investment guidelines and objectives as may be established by the Plan Administrator; or

                           (c)      in such investments as the Plan
                                    Administrator may specify for such
                                    Investment Fund.

                  The Plan Administrator may from time to time change its direction with respect to any Investment Fund and may, at any time, eliminate any Investment Fund. Whenever an Investment Fund is eliminated, the Trustee shall promptly liquidate the assets of such Investment Fund and reinvest the proceeds thereof in accordance with the direction of the Plan Administrator.

                  The Trustee shall transfer to each Investment Fund such portion of the assets of the Trust as the Plan Administrator may from time to time direct in accordance with the terms of the Plan. All interest, dividends and other income received with respect to, and any proceeds realized from the sale or other disposition of, assets held in any Investment Fund shall be credited to and reinvested in such Investment Fund, and all expenses properly attributable to any Investment Fund shall be paid therefrom unless paid by the Company.

         7. Section 5.2 is hereby amended to read as follows, effective October 1, 1995:

                  5.2 Investment of Contributions.

                           (a)      Each Participant may direct that
                                    contributions made on his behalf shall be invested in any one or more of the Investment Funds. An investment direction shall be made by such written,

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                                    telephonic or electronic means as shall be
                                    prescribed by the Plan Administrator.

                                    A Participant's investment direction, if received by the Plan Administrator prior to the date he commences participation, shall be effective as of said date. If a Participant does not make an investment direction or an investment direction is not received by the Plan Administrator before the Participant commences participation, the contributions on behalf of such Participant shall be invested in the fund which presents the least risk of loss as determined by the Plan Administrator. An investment direction received by the Plan Administrator after the date a Participant commences participation shall be effective as soon as practicable following receipt by the Plan Administrator (or by the person or persons specified by the Plan Administrator).

                           (b) A Participant may modify an investment direction to have future contributions on his behalf invested in the Investment Funds in proportions other than those previously elected, by such written, telephonic or electronic means as shall be prescribed by the Plan Administrator. A modification shall be effective as soon as practicable following receipt by the Plan Administrator (or by the person or persons specified by the Plan Administrator).

                           (c) A Participant may elect to reinvest all or a portion of the balance credited to one or more of his accounts in any one or more of the Investment Funds, by such written, telephonic or electronic means as shall be prescribed by the Plan Administrator. An election to reinvest shall be effective as soon as practicable after receipt by the Plan Administrator (or by the person or persons specified by the Plan
                                    Administrator).

         Notwithstanding the foregoing, an Insider shall be subject to the provisions of Section 5.8 whenever he shall transfer any amount credited to one or more of his accounts from the Company Stock Fund to another Investment Fund or from another Investment Fund to the Company Stock Fund or change his previously elected investment options with respect to future contributions or make any other investment election under the Plan.

         8.       Section 6.2 is hereby amended to read as follows:

                  6.2 Hardship Withdrawals. The Plan Administrator may direct the Trustee

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         to make a hardship withdrawal distribution to a Participant from the accounts designated by the Participant, excluding investment earnings allocated to the Participant's Salary Deferral Account after December 31, 1988, subject to the following:

                           (a) Each request for a hardship withdrawal shall be made by such written, telephonic or electronic means as may be prescribed by the Plan Administrator. The request shall specify the reason for such withdrawal and shall include such other information and documentation as the Plan Administrator may request.

                           (b) A hardship withdrawal may be made only in cash and may not exceed the Participant's Vested Interest in his accounts, excluding investment earnings allocated to the Participant's Salary Deferral Account after December 31, 1988.

                           (c) A hardship withdrawal shall be permitted only if the distribution is on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

                                    (1)       A financial need may qualify as
                                              immediate and heavy without regard
                                              to whether such need was
                                              foreseeable or voluntarily
                                              incurred by the Participant. The
                                              following shall be deemed
                                              immediate and heavy financial
                                              needs:

                                              (A)    Payment of medical expenses
                                                     described in Section 213(d)
                                                     of the Code previously
                                                     incurred by the
                                                     Participant, his spouse or
                                                     dependent (within the
                                                     meaning of Section 152 of
                                                     the Code) or payment
                                                     necessary for such persons
                                                     to obtain medical care as
                                                     described in Section 213(d)
                                                     of the Code;

                                              (B)    Costs directly related to
                                                     the purchase (excluding
                                                     mortgage payments) of a
                                                     principal residence of the
                                                     Participant;

                                              (C)    Payment of tuition, related
                                                     educational fees and room
                                                     and board expenses for the
                                                     next 12 months of
                                                     post-secondary education
                                                     for the Participant, his
                                                     spouse or dependent (within
                                                     the meaning of Section 152
                                                     of the Code);

                                              (D)    Payment to prevent eviction
                                                     of the Participant

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                                                     from his principal
                                                     residence or foreclosure on
                                                     the mortgage of the
                                                     Participant's principal
                                                     residence; and

                                              (E)    Any other financial need
                                                     deemed to be immediate and
                                                     heavy by the Commissioner
                                                     of Internal Revenue as set
                                                     forth in a Treasury
                                                     regulation, revenue ruling,
                                                     notice, or other document
                                                     of general applicability.

                                              The above list of deemed immediate
                                              and heavy financial needs shall
                                              not be exclusive, and other needs
                                              may qualify as immediate and heavy
                                              financial needs.

                                    (2)       A distribution shall be treated as
                                              necessary to satisfy an immediate
                                              and heavy financial need of the
                                              Participant only to the extent (A)
                                              the amount of such distribution
                                              does not exceed the amount
                                              required to relieve the financial
                                              need (including the amount of any
                                              federal, state or local income
                                              taxes or penalties reasonably
                                              anticipated to result from the
                                              distribution) and (B) the amount
                                              of such distribution is not
                                              reasonably available to the
                                              Participant from other resources.
                                              The Plan Administrator may
                                              reasonably rely (unless the Plan
                                              Administrator has actual knowledge
                                              to the contrary) on the
                                              Participant's written
                                              representations that the need
                                              cannot be relieved through
                                              reimbursement or compensation by
                                              insurance or otherwise; by
                                              reasonable liquidation of the
                                              Participant's assets; by cessation
                                              of Salary Deferral Contributions
                                              under the Plan; or by other
                                              distributions or nontaxable (at
                                              the time of the loan) loans from
                                              plans maintained by any present or
                                              former employer of the Participant
                                              or from commercial lenders. A
                                              Participant's resources shall be
                                              deemed to include those assets of
                                              his spouse and minor children that
                                              are reasonably available to the
                                              Participant.

                                    (3)       The amount of an immediate and
                                              heavy financial need may include
                                              any amounts necessary to pay any
                                              federal, state or local income
                                              taxes or penalties reasonably
                                              anticipated to result from the
                                              distribution.

                           (d) A request for a hardship distribution shall be treated as a claim for benefits under
                                    Section 9.5. A hardship withdrawal shall be

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                                    made as soon as practicable following
                                    approval of the request by the Plan
                                    Administrator.

                           (e) The Plan Administrator may from time to time establish rules governing withdrawals. Such rules shall be applied on a uniform and nondiscriminatory basis.

         9. Section 8.5(b) is hereby amended to read as follows, effective as of the adoption date of this Second Amendment:

                  (b) Any distribution to a Participant who has a Vested Interest that exceeds $3,500, or that exceeded $3,500 at the time of any prior distribution, shall require such Participant's written consent if such distribution commences prior to Normal Retirement Age. With regard to such consent:

                           (1) The Participant shall receive the written notice described in Treasury Regulation 1.411(a)-11(c)(2)(i), including notice of his right to defer payment of benefits under this Article, no less than thirty days and no more than ninety days before the date on which such distribution is paid or commences to be paid. If a Participant declines or fails to consent, it shall be deemed to be an election to defer payment of such benefits. However, any election to defer payment shall not apply with respect to distributions which are required under
                                    Section 8.5(c).

                           (2) Notwithstanding the foregoing to the contrary, if a Participant, after receiving written notice under Paragraph (b)(1), affirmatively elects a distribution, then the distribution may be paid or may commence to be paid less than thirty days after the date such written explanation was given, provided the Plan Administrator has informed such Participant, in writing, of his right to a period of at least thirty days to consider whether to consent to the distribution.

         10. Section 8.10(e)(ii) is hereby amended by modifying subparagraph (D) to read as follows and adding the following new subparagraphs
(E), (F), and (G) at the end thereof, effective October 19, 1995:

                  (D) a corrective distribution pursuant to Section 3.2, 3.7, or 3.8;

                  (E) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation described in Section 402(e)(4) of the Code);

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                  (F)      a loan pursuant to Section 6.3 that is treated as a
                           deemed distribution pursuant to Section 72(p) of the Code; or

                  (G) any similar item designated by the Commissioner of Internal Revenue as set forth in a Treasury regulation, revenue ruling, notice, or other document of general applicability.

         11. Except as otherwise provided herein, this Amendment shall be effective January 1, 1995.

                               * * * * * * * * * *

         IN WITNESS WHEREOF, Peoples Heritage Financial Group, Inc. has caused this Second Amendment to be executed by its duly authorized officer on this 24th day of October 1995.

                             PEOPLES HERITAGE FINANCIAL GROUP, INC.

                             By        /s/ Carol L. Mitchell
                                       ------------------------------------
                                       Name: Carol L. Mitchell
                                       Title: Senior Vice President and
                                              General Counsel

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